Current Report on Form 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 1, 1999

                               INAMED CORPORATION

                               ------------------
             (Exact name of registrant as specified in its charter)

         DELAWARE                    1-9741                   59-0920629
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(State or other jurisdiction      (Commission               IRS Employer
 of incorporation)                 File Number)           Identification No.)

                                 700 Ward Drive
                         Santa Barbara, California 93111

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                     Address of principal executive offices

        Registrant's telephone number, including area code: 805/692-5400

                      3800 Howard Hughes Parkway, Suite 900
                             Las Vegas, Nevada 89109

          -------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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Item 5.  OTHER EVENTS.

                   On February 2, 1999, INAMED Corporation (the "Company") issued a press release announcing the entry of a final order (the "Order") approving the limited fund, mandatory class action settlement of virtually all of the breast implant litigation against the Company. The press release and the Order are attached as Exhibits 99.1 and 99.2, respectively, to this Current Report and incorporated herein by reference.

                  In addition, on February 2, 1999, the Company issued a press release announcing a series of executive changes, as well as a change in the corporate headquarters of the Company from Las Vegas, Nevada to Santa Barbara, California. The press release is attached as Exhibit 99.3 to this Current Report and incorporated herein by reference.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL

                  INFORMATION AND EXHIBITS

                  (c)      EXHIBITS

                           99.1 Press release of INAMED Corporation dated February 2, 1999.
                           99.2 Order and Final Judgment Certifying Inamed Settlement Class,
                                    Approving Class  Settlement,  and Dismissing
                                    Claims Against Inamed and Released Parties dated February 1, 1999

                           99.3 Press release of INAMED Corporation dated February 2, 1999.


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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  INAMED CORPORATION



Dated: February 2, 1999                           By:  /S/ RICHARD G. BABBITT
                                                      --------------------------
                                                  Name: Richard G. Babbitt
                                                  Title:   Chairman and CEO


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

EXHIBIT INDEX

                  99.1     Press Release of INAMED Corporation dated February 2,
                           1999.
                  99.2 Order and Final Judgment Certifying Inamed Settlement Class, Approving Class Settlement, and Dismissing
                           Claims Against Inamed and Released Parties dated February 1, 1999
                  99.3     Press release of INAMED Corporation dated February 2,
                           1999.


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